2nd Quarter 2026 Earnings Presentation August 10, 2026

Page 2 | SURGERY PARTNERS Cautionary Statements Forward-Looking Statements Statements contained in this presentation, other than statements of historical fact, are forward-looking statements. These statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” “may,” “could,” “plans,” “will,” “would,” and similar expressions. These forward-looking statements include, without limitation, statements regarding the anticipated timing and strength of the opportunities available to Surgery Partners, Inc. and its subsidiaries (the “Company”), as well as the future financial position of the Company, including financial targets, business strategy, plans and objectives for future operations and future operating results and cash flows. These statements are subject to risks, uncertainties and other factors that may cause actual results to differ materially from those made in, or implied by, the forward-looking statements. Many of these factors are beyond our ability to control or predict including, without limitation, the risk that the potential sale transaction may not be completed in a timely manner or at all, including the risk that required physician, regulatory and other approvals and consents are not obtained, are delayed, or are obtained subject to conditions that are not anticipated; the failure to satisfy other closing conditions to the transaction; the possibility that the anticipated benefits of the sale to the Company are not realized as expected, the potential adverse effect of the announcement or pendency of the transaction on the market price of, or trading in, the Company’s securities and on the Company's business relationships, operating results, and business generally, including the ability to retain key personnel; risks related to diverting management's attention from the Company's ongoing business operations; the amount of costs, fees, expenses, and charges related to the sale transaction; potential litigation relating to the transaction that could be instituted against the Company or its affiliates, officers, or directors, and the effects of any outcomes related thereto; reductions in payments from government healthcare programs and private insurance payors, such as health maintenance organizations, preferred provider organizations, and other managed care organizations and employers; our ability to contract with private insurance payors; changes in our payor mix or surgical case mix; failure to maintain or develop relationships with physicians on beneficial or favorable terms, or at all; our efforts to integrate operations of acquired or developed businesses and surgical facilities, attract new physician partners, or acquire additional surgical facilities; supply chain issues, including shortages or quality control issues with surgery-related products, equipment and medical supplies; competition for physicians, nurses, strategic relationships, acquisitions and managed care contracts; our ability to attract and retain qualified health care professionals; our ability to manage material liabilities whether known or unknown incurred as a result of acquiring or operating surgical facilities; the impact that legislation and other health care public policy changes, and other regulatory actions or executive orders may have on our business; our ability to comply with current health care laws and regulations; the outcome of legal and regulatory proceedings that have been or may be brought against us; the impact of cybersecurity attacks or intrusions; changes in the regulatory, economic and other conditions of the states where our surgical facilities are located; our indebtedness; the social and economic impact of a pandemic, epidemic or outbreak of a contagious disease on our business; and the risks and uncertainties set forth under the heading "Risk Factors" in our 2025 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the period ended March 31, 2026, and discussed from time to time in our other reports filed with the Securities and Exchange Commission (the “SEC”). You should read the Company’s annual report and all other filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements contained in this presentation speak only as of the date of the presentation, and the Company undertakes no obligation to update or revise any forward-looking statements for any reason, except as required by law. No representations or warranties are made by the Company or any of its affiliates, or any of its or their respective direct or indirect subsidiaries, affiliates, stockholders, members, partners, directors, officers, employees, advisors, agents or any representatives, as to the accuracy of any such statements or projections. Investors, potential investors, and others should give careful consideration to these risks and uncertainties and should not place considerable reliance on the forward-looking statements contained in this presentation. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States (“GAAP”) in the statements of income, balance sheets or statements of cash flow of the company. We present non-GAAP financial measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. Reconciliations of these non-GAAP measures are included in our filings with the SEC and at the end of this presentation.

Page 3 | SURGERY PARTNERS Second Quarter 2026 Highlights ~168k Consolidated Surgical Cases 0.3% Same-Facility Growth $849m Net Revenue 2.7% Y/Y Growth 5.0% Same-Facility Growth ~190 New Physician Recruits Same-Facility 5.0% Net Revenue 0.3% Surgical Cases 4.8% Rate (1) Idaho Falls Market Revenue and Adjusted EBITDA for the three months ended June 30, 2026, was $188.8m and $26.9m, respectively Surgical Cases ~168k Net Revenue $848.9m Adjusted EBITDA $125.2m 14.7% Margin Excluding our Idaho Falls Market, Revenue1, Adjusted EBITDA1 and Margin are $660.1m, $98.3m and 14.9%, respectively

Page 4 | SURGERY PARTNERS June 2026 YTD Highlights ~326k Consolidated Surgical Cases 0.8% Same-Facility Growth $1,659.8m Net Revenue 3.6% Y/Y Growth 4.9% Same-Facility Growth ~330 New Physician Recruits Same-Facility 4.9% Net Revenue 0.8% Surgical Cases 4.0% Rate (1) Idaho Falls Market Revenue and Adjusted EBITDA for the six months ended June 30, 2026, was $372m and $54.1m, respectively Surgical Cases ~326k Net Revenue $1,659.8m Adjusted EBITDA $227.5m 13.7% Margin Excluding our Idaho Falls Market, Revenue1, Adjusted EBITDA1 and Margin are $1,287.8m, $173.4m and 13.5%, respectively

Page 5 | SURGERY PARTNERS 2026 Financial Outlook Third Quarter 2026 Adjusted EBITDA 25.75% to 26.25% of 2026 Adjusted EBITDA guidance Third Quarter 2026 Revenue 25.0% to 25.5% of mid-point of 2026 Revenue guidance The Company Reaffirms its 2026 Full Year Guidance ¹ (1) Guidance does not reflect the impact of selling our Idaho Falls market facilities Revenue $3.35b - $3.45b Adjusted EBITDA $530m+ Organic Adjusted EBITDA Growth 4.2%+ Same-Facility Revenue Growth 3.0%+

Page 6 | SURGERY PARTNERS 2026 Adjusted EBITDA Outlook Bridge from 2025 On an annual basis, the Idaho Falls Market divestiture is accretive to Adjusted EBITDA growth as reported, normalized and on an organic basis $ in millions Adjusted EBITDA Guidance Proforma Excluding Idaho Falls Market 2025 Adjusted EBITDA $ 526.2 $ 406 Annualize 2025 Acquisitions & Divestitures 9 9 Funding Annual Cash Incentive at Target (15) (15) 2025 Normalized Performance $ 520 $ 400 Provider Tax & Medicaid Pressures (8) (4) Incremental Tariff Pressures (4) (3) Organic Growth 22+ 21+ 2026 Adjusted EBITDA Guidance $ 530+ $ 414+ 2026 Anticipated Growth vs 2025 Normalized 1.9%+ 3.5%+ 2026 Organic Growth vs 2025 Normalized 4.2%+ 5.3%+

Page 7 | SURGERY PARTNERS Idaho Falls Market Key Metrics & Business Mix Impacts ¹ (1) Metrics shown are on an annualized basis Medicaid Payor Mix reduced by 50% - new annualized mix will be under 2% of revenue Eliminates Obstetrics, Neonatology, Inpatient Pediatrics and Retail & Compounding Pharmacy Services Intensive Care Beds reduced by 50% Reduces a majority of Emergency Department Visits Reduces Non-Surgical Admissions by 3/4 75% reduction in state-based supplemental revenue 2026 Projected Revenue $765m 2026 Projected Adjusted EBITDA $116m Finance Leases As of 6/30/26 $288m $62m Other Long-Term Debt As of 6/30/26 $54m $19m 2025 Capital Expenditures 2025 Distributions to Surgery Partners

Supplemental Non-GAAP Reconciliations

Page 9 | SURGERY PARTNERS Supplemental Non-GAAP Disclosures We are not able to project components of 2026 Adjusted EBITDA outlook.